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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

      I, Christine A. Herren, Principal Financial and Accounting Officer of Innotrac Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2006 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2006

                          /s/ Christine A. Herren
                          -------------------------
                          Christine A. Herren
                          Senior Director and Controller (Principal
                          Financial Officer and Principal Accounting
                          Officer)